================================================================================


                              THE ALGER |    Meeting the challenge
                             RETIREMENT |    of investing
                                   FUND |


                                  Alger Growth
                              Retirement Portfolio

                                 Alger Small Cap
                              Retirement Portfolio

                               Alger MidCap Growth
                              Retirement Portfolio

                           Alger Capital Appreciation
                              Retirement Portfolio


                                   ANNUAL |
          `                        REPORT | October 31, 1996

================================================================================

FELLOW SHAREHOLDERS:                                          December 16, 1996

A YEAR-TO-DATE REVIEW

The fiscal year ended October 31, 1996 proved to be an interesting and turbulent time in the market. As we started this period, our Portfolios were coming off an extraordinary year, having significantly outperformed all relevant major market indices. During the past twelve months, however, it has been much more difficult to outperform the market. Although all of our Portfolios posted positive returns, they did lag the relevant market indices to some degree. The good news is that we feel that many of the factors which have contributed to our recent performance are now behind us, setting the stage for a strong rebound next year.

In a sense, this past year has been almost a circle. We began with the assumption that the economy was exceedingly weak, went through a period dating from mid-March to late October during which the popular view was that the economy was too strong, and are now moving back in the direction of closing the year where we began it. During this time, the markets' volatility has been exacerbated by several "fear factors," which I believe are now behind us.

I thought it might be useful to discuss these factors and explain why they are in our past.

        1.  The Federal Reserve

            Since March, the worries concerning both the bond and stock markets have been that the economy was growing too quickly, unemployment levels were too low, and inflation was just around the corner. It was presumed that these concerns would lead to an increase in Federal Reserve driven rates, most likely the Fed Funds rate, but also possibly the discount rate. We have maintained that the marketplace was exaggerating the extent of the strength in the economy and, as a result, the Fed would not raise rates. Thus far, we have been correct. One of the points that we have consistently made has been that the economy, in the second half, was going to slow dramatically from the rapid pace of the second quarter. On October 30th, the GDP for the third quarter was announced and it increased a scant 2.2%, now revised to 2%. Moreover, consumer spending was up merely .6%, the smallest increase in almost five years. Real final sales were up just .4%, the smallest gain since the first quarter of 1993. Moreover, the implicit price deflator was 1.6%, even lower than the diminutive 1.8% of the second quarter. Furthermore, payroll employment growth slowed significantly in the third quarter of 1996. Average monthly gains amounted to 113,000, well below the rate of gain in the first half of 1996. All of this data leads us to the conclusion that there should be no more concern about the Fed increasing interest rates this year.

        2.  Clinton-Phobia

            One of the market's biggest concerns had been the prospect that the Democrats would regain control of the political agenda. So intense was this fear that health care stocks, thought to be especially vulnerable, sold off dramatically prior to the election. As we now know, the reality is far different. The Republicans retained control of the House of Representatives. Additionally, they increased their control of the Senate by two seats. This election essentially forces a moderate agenda on President Clinton and probably dooms for a long time to come any return to liberal issues. One can only conclude that the election was a great triumph for investors.

        3.  Valuation Fears

            I am frequently asked to address the question as to whether the market is or is not over-valued at present. The answer emphatically is that it is not. Contrast if you will, the present level of the S&P Industrials compared to 1987. In 1987, at its peak, the S&P

            Industrials was selling in excess of 20x earnings, contrasted with the long-bond yielding in excess of 9%. At present the S&P Industrials is selling at 18.1x consensus estimates for 1997, while the long-bond is yielding 6.7%.

            I am also asked whether or not the deceleration of the economy could put downward pressure on earnings, thereby impacting the market. Growth stocks tend to do their best during periods of relatively slack earnings. For example, 1991 was a slow year in the economy, but one of the best years of performance in our history. The reason for this is obvious. As the economy slows down, investors turn away from large, cyclical stocks and concentrate on smaller, growth stocks which can generate increased earnings independent of the economy. This is made even more pronounced when it is preceded by a period during which the multiples on growth stocks have been compressed relative to the market as whole. This is certainly the case in the current environment. For example, we estimate preliminarily that the 5 year weighted average growth rate of the stocks in the Alger Retirement Fund Portfolios currently ranges from 22.1% (Alger Growth Retirement Portfolio) to 26.9% (Alger Small Cap Retirement Portfolio) as compared to a trend line growth rate of 7% for the S&P Industrials. The P/E multiple on average, based on 1997 estimates, ranges from 18.5x (Alger Growth Retirement Portfolio) to 21.2x (Alger Small Cap Retirement Portfolio) which compares with the multiple on the S&P Industrials at 18.1x. These numbers show that there is very little premium in terms of valuation between our funds and the index despite the fact that the growth rate on the stocks in the funds is 3 times faster than the index.

We believe, therefore, that we may have a trampoline effect next year. While our target for the Dow in 1997 is in the 7200 to 7300 range, we believe that our funds could do considerably better if everything works right.

PORTFOLIO MATTERS

ALGER SMALL CAP RETIREMENT PORTFOLIO

The Portfolio's total return for the year was 9.20% versus a return of 13.33% for the Russell 2000 Growth Index. This Portfolio's performance during this time period is particularly gratifying given the extremely challenging conditions which prevailed. When we began November 1995, the Portfolio had just produced a one year return through October 31, 1995 of 66.19% versus 20.57% for the Russell 2000 Growth Index and 25.20% for the Wilshire Small Company Growth Index. These tremendous gains were realized in large part by a substantial commitment to the technology sector. Specifically, by the end of October 1995, the Portfolio had 19.4% of its assets invested in semiconductors, 16.5% in communications, 11.7% in computer related & business equipment, 10.6% in computer software and 13.0% in other technology related companies. It was with this allocation of assets that the Portfolio entered into fiscal year 1996. The economy decelerated sharply in the fourth quarter of 1995, and this had negative implications for certain technology stocks, especially commodity-based semiconductors (DRAMs & SRAMs) which were also beset by a build-up of capacity in Asia. At this point, significant sell-offs began to occur. Our overweighting in this industry earlier in the year contributed to the lackluster performance. As of fiscal year-end, we had reduced our semiconductor exposure to 2.7%.

Also noteworthy is that during the recent June-July correction, small cap growth stocks seemed to catch the brunt of the negativity. Additionally, the Russell 2000 Growth had a substantial exposure to the financial and energy sectors, both of which performed very well during the 12 month period. These were areas in which the Portfolio had minimal weighting, which accounts in part for the Portfolio's relative underperformance.

ALGER GROWTH RETIREMENT PORTFOLIO

For the year ended October 31, 1996, the Portfolio's total return was 8.19% as compared to 24.10% for the S&P 500. The economic uncertainty which prevailed throughout most of the year resulted in defensive positioning of investors. As a result, there was a flight to larger, less volatile, blue-chip type stocks. Stocks of companies which are expected to grow their earnings at a faster rate

(25%+), which are the types of stocks in which this Portfolio typically invests, did not fare as well. Currently, good quality growth stocks, which typically trade in a range of 1.5 to 2.5 times the market multiple, are trading at around
1.3 times based on our 1997 estimated earnings per share: below the low-end of the historical range. In other words, investors are paying only a very small premium for quality growth stocks, such as those in the Portfolio. As it becomes clearer in the months ahead that the economy is expanding at a noninflationary, steady pace, we expect that investor confidence will rebuild and premiums for growth stocks will expand. This should translate into strong performance for the Portfolio.

ALGER MIDCAP GROWTH RETIREMENT PORTFOLIO

For the year ended October 31, 1996, the Portfolio's total return was 6.24% as compared to 17.35% for the S&P MidCap 400 Index. In the exceedingly volatile environment that prevailed over the last 12 months, it proved very difficult to find the right group of stocks. Although activity in the bond market made the economy look, at times, overheated, corporate profits in the first half of the year were not that strong. As a result, earnings for many of the stocks held in the Portfolio grew at rates which were below expectations. Like the Alger Small Cap Retirement Portfolio, this portfolio was also negatively impacted by its large technology exposure, most notably semiconductors. At October 31, 1996, the three largest industries represented in the Portfolio were retailing, computer software and financial services. The Portfolio currently has a 5 year estimated EPS of 25.4%, and with a P/E multiple (based on 1997 earnings estimates) of only 19.1x, demonstrates very attractive valuations relative to the market.

ALGER CAPITAL APPRECIATION RETIREMENT PORTFOLIO

For the year ended October 31, 1996, the Portfolio's total return was 6.11%, compared to 24.10% for the S&P 500. The economic uncertainty which existed throughout most of the year resulted in defensive positioning of investors. As a result, there was a flight to larger, more predictable, blue-chip type stocks. Therefore, the S&P 500 enjoyed a very strong year, driven by the larger, stable companies in the index. This Portfolio employs an "allcap" (i.e. small, medium and large capitalizations) portfolio management strategy, and thus was relatively underweighted in these strong performing stocks. Additionally, as smaller and mid cap stocks have been significantly lagging the larger averages, the Portfolio's exposure to these types of stocks through its allcap strategy has caused it to underperform the S&P 500, which has relatively little exposure in these areas.

LOOKING AHEAD

The longer term looks very bright. Recently I have found myself being asked the same question, "How long can this bull market go on?" I never hesitate to tell people that I expect the market, as measured by the Dow Jones Industrial Average, to hit 10,000 by the end of the decade. I think this answer seems to many to be either a bit far fetched or a number that I picked because it sounds good for the media, a nice, big, round number. This is how the 10,000 was derived: I believe that the earnings per share of the Dow will be approximately $365 in 1996. If the economy is able to grow at a 3% rate in GDP (which it should, on average), I believe the Dow can grow its earnings at a 10% rate. This should bring earnings in the year 2000 to about $535 per share. The median relationship between the earnings yield on the averages and the long-bond has been 75% over fifteen years. Based on this number, given a 7% long-bond (which would presume a 3% inflation rate and a 4% real rate of return), the market should have a multiple of 19x. This, multiplied by its earnings, gives the Dow a value of 10190: QED!

In conclusion, I don't want to seem Panglossian, but we seem to be in the best of all possible worlds. Interest rates, politics, inflation, the economy and the stock market all seem to be going in the right direction at the same time. The result should be good performance for the Portfolios.

                                           Respectfully submitted,

                                           /s/ David D. Alger
                                               -------------------------------
                                               David D. Alger
                                               President

--------------------------------------------------------------------------------
  ALGER GROWTH RETIREMENT PORTFOLIO
  Portfolio Highlights Through October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

  The Alger Growth Retirement Portfolio invests in companies which generally have broader product lines, markets, financial resources and depth of management than smaller, newer companies.

--------------------------------------------------------------------------------
  $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION NOVEMBER 8, 1993
--------------------------------------------------------------------------------


                                     CHART


  The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Growth Retirement Portfolio and the S&P 500 Index on November 8, 1993, the inception date of the Alger Growth Retirement Portfolio. The figures for both the Alger Growth Retirement Portfolio and the S&P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends.

--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON THROUGH OCTOBER 31, 1996
--------------------------------------------------------------------------------
                                                          Average Annual Return
                                                              Since Inception
                                   1 Year                        11/8/93
                                  ---------------------------------------------
       Alger Growth
       Retirement Portfolio           8.19%                      15.58%

       S&P 500 Index                 24.10%                      17.89%
                                  ---------------------------------------------

  The Portfolio's average annual total returns include changes in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment return and principal will fluctuate and the Portfolio's shares when redeemed may be worth more or less than their original cost.

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
ALGER GROWTH RETIREMENT PORTFOLIO
SCHEDULE OF INVESTMENTS

October 31, 1996

  SHARES       COMMON STOCKS--97.0%                                      VALUE
  ------                                                                 -----

               AEROSPACE--3.8%
    2,400      Boeing Company (The) .............................   $   228,900
    2,300      Gulfstream Aerospace Corp.* ......................        54,337
    3,700      Sundstrand Corp. .................................       148,925
                                                                    -----------
                                                                        432,162
                                                                    -----------
               APPAREL--.5%
    1,000      Tommy Hilfiger Corporation* ......................        52,000
                                                                    -----------

               BUILDING & CONSTRUCTION--.9%
    5,800      Clayton Homes Inc. ...............................        97,875
                                                                    -----------

               CHEMICAL--2.9%
    8,300      Monsanto Co. .....................................       328,887
                                                                    -----------

               COMMUNICATIONS--4.4%
    2,000      LCI International Inc.* ..........................        63,750
    3,900      PictureTel Corp.* ................................       105,300
    1,500      Qualcomm Inc.* ...................................        59,625
    2,000      Telecomunicacoes Brasileiras S.A. ADR ............       149,000
    5,000      WorldCom Inc.* ...................................       121,875
                                                                    -----------
                                                                        499,550
                                                                    -----------
               COMMUNICATIONS EQUIPMENT--7.3%
    2,000      Ascend Communications, Inc.* .....................       130,750
    1,000      Cascade Communications Corp.* ....................        72,625
    6,600      Cisco Systems, Inc.* .............................       408,375
    3,000      Glenayre Technolgies Inc.* .......................        77,250
      700      Pairgain Technologies Inc.* ......................        48,213
    1,000      Tellabs, Inc.* ...................................        85,125
                                                                    -----------
                                                                        822,338
                                                                    -----------
               COMPUTER RELATED &
               BUSINESS EQUIPMENT--3.7%
    1,000      Cable Design Technologies Corp.* .................        26,000
    2,700      Sun Microsystems Inc.* ...........................       164,700
    2,600      3 Com Corp.* .....................................       175,825
    1,200      Xerox Corp. ......................................        55,650
                                                                    -----------
                                                                        422,175
                                                                    -----------
               COMPUTER SOFTWARE--5.2%
    2,900      Compuware Corp.* .................................       152,975
    9,900      Informix Corporation* ............................       219,661
      900      Microsoft Corporation* ...........................       123,525
    2,000      Parametric Technology Corporation* ...............        97,750
                                                                    -----------
                                                                        593,911
                                                                    -----------
               COMPUTER TECHNOLOGY--2.0%
    3,700      Adaptec, Inc.* ...................................       225,237
                                                                    -----------

               CONSUMER PRODUCTS--2.8%
    3,900      CUC International Inc.* ..........................        95,550
    2,000      Nike, Inc. Cl. B .................................       117,750
    3,000      Oakley, Inc.* ....................................        44,625
    1,300      Tyco International Ltd. ..........................        64,513
                                                                    -----------
                                                                        322,438
                                                                    -----------
               DEFENSE--2.2%
    4,600      McDonnell Douglas Corporation ....................       250,700
                                                                    -----------
               ENERGY & ENERGY SERVICES--2.0%
    2,300      Schlumberger Ltd. ................................       227,987
                                                                    -----------
               FINANCIAL SERVICES--10.5%
    2,000      Chase Manhattan Corp. ............................       171,500
    3,500      Citicorp .........................................       346,500
    4,164      First Data Corporation ...........................       332,079
    2,400      Green Tree Financial Corp. .......................        95,100
    5,300      Money Store Inc. (The) ...........................       136,475
    4,500      Schwab (Charles) Corporation (The) ...............       112,500
                                                                    -----------
                                                                      1,194,154
                                                                    -----------
               FOOD CHAINS--.6%
    1,500      Safeway Inc.* .....................................       64,312
                                                                    -----------
               HEALTH CARE--9.5%
    3,000      Boston Scientific Corp.* .........................       163,125
    2,250      Columbia/HCA Healthcare Corporation ..............        80,438
    2,100      Guidant Corp. ....................................        96,863
    3,700      Eli Lilly & Company ..............................       260,850
    5,700      Merck & Co., Inc. ................................       422,513
      900      Warner-Lambert Co. ...............................        57,263
                                                                    -----------
                                                                      1,081,052
                                                                    -----------
               INSURANCE--3.0%
    3,100      American International Group, Inc. ...............       336,737
                                                                    -----------
               LEISURE & ENTERTAINMENT--2.8%
   10,000      International Game Technology ....................       211,250
    4,600      Mirage Resorts, Incorporated* ....................       101,200
                                                                    -----------
                                                                        312,450
                                                                    -----------
               MACHINERY--.9%
    2,100      Case Corp. .......................................        97,650
                                                                    -----------

               MEDICAL SERVICES--1.0%
    1,800      Medtronic, Inc. ..................................       115,875
                                                                    -----------
               OIL & GAS--2.2%
    2,000      Halliburton Co. ..................................       113,250
    2,500      Input/Output Inc.* ...............................        74,375
    1,400      Tidewater Inc. ...................................        61,250
                                                                    -----------
                                                                        248,875
                                                                    -----------
               PHARMACEUTICALS--1.9%
      500      Bristol Myers Squibb Co. .........................        52,875
    2,000      Pfizer Inc. ......................................       165,500
                                                                    -----------
                                                                        218,375
                                                                    -----------
               POLLUTION CONTROL--1.9%
    6,800      USA Waste Services ...............................       217,600
                                                                    -----------

               RESTAURANTS & LODGING--3.5%
    3,700      Boston Chicken, Inc.* ............................       134,588
   10,000      Lone Star Steakhouse & Saloon, Inc.* .............       256,250
                                                                    -----------
                                                                        390,838
                                                                    -----------
               RETAILING--10.4%
    2,000      Cintas Corp.* ....................................       116,500
    4,000      Dollar General Corp. .............................       111,000
    3,500      Gucci Group N.V ..................................       241,500
    6,000      Home Depot, Inc. .................................       328,500
    2,100      Nine West Group Inc.* ............................       104,737
   15,375      OfficeMax, Inc.* .................................       207,563
    2,000      Rite Aid Corp. ...................................        68,000
                                                                    -----------
                                                                      1,177,800
                                                                    -----------

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
ALGER GROWTH RETIREMENT PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

October 31, 1996

  SHARES       COMMON STOCKS (Continued)                                 VALUE
  ------                                                                 -----
                   SEMI-CONDUCTORS--6.0%
      4,100        Altera Corporation* ......................       $   254,200
      3,900        Intel Corp. ..............................           428,512
                                                                    -----------
                                                                        682,712
                                                                    -----------
                   MISCELLANEOUS--5.1%
      4,900        Loewen Group Inc. ........................           194,162
     13,400        Service Corp. International ..............           381,900
                                                                    -----------
                                                                        576,062
                                                                    -----------
                  Total Common Stocks
                   (Cost $9,389,727) ........................        10,989,752
                                                                    -----------
                PREFERRED STOCK--.6%
                    COMMUNICATIONS
      1,400     Nokia Corporation, ADR
                  (Cost $66,042).............................            64,925
                                                                    -----------
    PRINCIPAL
     AMOUNT     SHORT-TERM CORPORATE NOTES--1.0%
    --------

    $112,000    Bancomer S.A.,
                  5.26%, 11/8/96 (Cost $111,886).............           111,886
                                                                    -----------

   Total Investments
     (Cost $9,567,655)(a)...............................  98.6%      11,166,563
   Other Assets in Excess of  Liabilities ..............   1.4          158,593
                                                         -----      -----------
   Net Assets........................................... 100.0%     $11,325,156
                                                         =====      ===========

 *  Non-income producing security.
 (a)At October 31, 1996, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $9,567,655, amounted to $1,598,908 which consisted of aggregate gross unrealized appreciation of $1,887,847 and aggregate gross unrealized depreciation of $288,939.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
ALGER GROWTH RETIREMENT PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

                                                                                                           FROM NOVEMBER 8, 1993
                                                             YEAR ENDED               YEAR ENDED              (COMMENCEMENT OF
                                                             OCTOBER 31,              OCTOBER 31,                OPERATIONS)
                                                                1996                     1995               TO OCTOBER 31, 1994(I)
                                                        ---------------------      ---------------         -----------------------
Net asset value, beginning of period ...................   $      11.65             $      10.38               $       10.00
                                                           ------------             ------------               -------------
Net investment (loss) ..................................          (0.01)                   (0.01)                      (0.03)
Net realized and unrealized gain on investments ........           0.91                     3.59                         .41
                                                           ------------             ------------               -------------
       Total from investment operations ................           0.90                     3.58                         .38
Distributions from net realized gains ..................          (3.23)                   (2.31)                         --
                                                           ------------             ------------               -------------
Net asset value, end of period .........................   $       9.32             $      11.65               $      10.38
                                                           ============             ============               =============
Total Return ...........................................            8.2%                    37.1%                        3.8%
                                                           ============             ============               =============

                    Ratios and Supplemental Data:
       Net assets, end of period (000's omitted) .......   $     11,325             $     13,042               $       9,365
                                                           ============             ============               =============
       Ratio of expenses to average net assets..........           1.07%(ii)                1.11%(ii)                   1.26%(ii)
                                                           ============             ============               =============
       Ratio of net investment income (loss) to
         average net assets ............................           (.09%)                   (.18%)                      (.29%)
                                                           ============             ============               =============
       Portfolio Turnover Rate .........................         142.83%                  133.42%                     103.79%
                                                           ============             ============               =============
       Average Commission Rate Paid ....................   $      .0716
                                                           ============

 (i) Ratios have been annualized; total return has not been annualized.
(ii) Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been 1.06% and 1.08% for the years ended October 31, 1996 and 1995, respectively. The expense ratio for the period ended October 31, 1994 does not reflect the effect of fees offset by earnings credits.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 ALGER SMALL CAP RETIREMENT PORTFOLIO
 PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

  The Alger Small Cap Retirement Portfolio invests in small, fast-growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace.

--------------------------------------------------------------------------------
  $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION NOVEMBER 8, 1993
--------------------------------------------------------------------------------


                                     CHART


  The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Small Cap Retirement Portfolio and the Russell 2000 Growth Index on November 8, 1993, the inception date of the Alger Small Cap Retirement Portfolio. The figures for the Alger Small Cap Retirement Portfolio and the Russell 2000 Growth Index, an unmanaged index of common stocks, include reinvestment of dividends.

--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON THROUGH OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                          Average Annual Return
                                                             Since Inception
                                     1 Year                      11/8/93
                                     ------------------------------------------

        Alger Small Cap
        Retirement Portfolio          9.20%                      25.45%

        Russell 2000 Growth Index    13.33%                      11.09%
                                     ------------------------------------------


  The Portfolio's average annual total returns include changes in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment return and principal will fluctuate and the Portfolio's shares when redeemed may be worth more or less than their original cost.

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
ALGER SMALL CAP RETIREMENT PORTFOLIO
SCHEDULE OF INVESTMENTS

October 31, 1996


      SHARES    COMMON STOCKS--97.2%                                    VALUE
      ------                                                            -----
                AEROSPACE--1.2%
       5,000    Greenwich Air Services Inc. Cl. A*.............     $   112,500
       7,000    Greenwich Air Services Inc. Cl. B*.............         118,125
       6,500    Wyman Gordon Co*...............................         143,000
                                                                    -----------
                                                                        373,625
                                                                    -----------

                APPAREL--4.7%
       5,000    Designer Holdings Ltd.*........................          95,625
       9,000    Harold's Stores, Inc.*.........................         126,000
      11,000    Jones Apparel Group Inc.*......................         343,750
       7,700    Mens Wearhouse Inc.*...........................         158,812
      10,000    Nautica Enterprises Inc.*......................         307,500
       7,000    Tommy Hilfiger Corporation*....................         364,000
                                                                    -----------
                                                                      1,395,687
                                                                    -----------
                AUTOMOTIVE EQUIPMENT
                  & SERVICES--.6%
       7,400    Cross-Continent Auto Retailers, Inc.*..........         189,625
                                                                    -----------

                BIO-TECHNOLOGY--2.8%
       4,600    BioChem Pharma Inc.*...........................         196,075
      15,000    CellPro Incorporated*..........................         176,250
       5,000    DEKALB Genetics Corp. Cl. B....................         197,500
       7,000    INCYTE Pharmaceuticals, Inc.*..................        283,500
                                                                    -----------
                                                                        853,325
                                                                    -----------
                COMMUNICATIONS--2.1%
       5,100    LCI International Inc.*........................         162,562
       4,600    PictureTel Corp.*..............................         124,200
       8,000    Saville Systems PLC ADR*.......................         345,000
                                                                    -----------
                                                                        631,762
                                                                    -----------
                COMMUNICATIONS EQUIPMENT--8.2%
      11,900    Ascend Communications, Inc.*...................         777,963
       3,800    Cascade Communications Corp.*..................         275,975
       5,000    Cisco Systems, Inc.*...........................         309,375
       9,912    Glenayre Technologies Inc.*....................         255,234
       9,900    Tellabs, Inc.*.................................         842,737
                                                                    -----------
                                                                      2,461,284
                                                                    -----------
                COMPUTER RELATED &
                 BUSINESS EQUIPMENT--4.8%
      13,800    Network Appliance Inc.*........................         483,000
      42,000    Raster Graphics Inc............................         351,750
       9,100    3 Com Corp.*...................................         615,388
                                                                    -----------
                                                                      1,450,138
                                                                    -----------
                COMPUTER SERVICES--9.8%
       3,900    Acxiom Corp.*..................................         153,075
       8,300    Employee Solutions Inc.*.......................         183,638
      15,000    FactSet Research Systems Inc.*.................         360,000
      11,800    International Network Services*................         421,850
       9,400    Keane Inc.*....................................         435,925
       4,000    National Data Corp.............................         164,500
       8,900    Quick Response Service Inc.*...................         330,412
      11,800    Technology Solutions Co.*......................         458,725
       9,000    Whittman-Hart, Inc.*...........................         427,500
                                                                    -----------
                                                                      2,935,625
                                                                    -----------
                COMPUTER SOFTWARE--11.7%
       2,100    Applix Inc.*...................................          50,925
       9,700    Auspex Systems Inc.*...........................          99,425
      11,100    Compuware Corp.*...............................         585,525
       9,000    Electronics For Imaging Inc.*..................         648,000
       6,000    HBO & Company..................................         360,750
       5,500    Informix Corporation*..........................         122,033
      10,000    Infinity Financial Technology Inc.*............         163,750
      13,000    Learning Company Inc. (The)*...................         264,069
      16,200    Medic Computer Systems, Inc.*..................         457,650
      10,000    S3 Incorporated*...............................         188,750
      23,600    Structural Dynamics Research Corp.*............         418,900
       5,400    Systemsoft Corp.*..............................         152,550
                                                                    -----------
                                                                      3,512,327
                                                                    -----------
                COMPUTER TECHNOLOGY--6.4%
       5,200    Adaptec, Inc.*.................................         316,550
       5,900    Checkpoint Systems Inc.*.......................         132,013
       6,600    Cirrus Logic, Inc.*............................         125,400
       6,800    Citrix Systems, Inc.*..........................         375,700
       4,700    Sterling Commerce, Inc.*.......................         132,188
      17,700    Videoserver Inc.*..............................         838,538
                                                                    -----------
                                                                      1,920,389
                                                                    -----------
                CONSUMER PRODUCTS--1.0%
      10,000    G&K Services Inc., Cl. A.......................         290,000
                                                                    -----------

                DEFENSE--.8%
      13,200    Rohr Inc.......................................         244,200
                                                                    -----------

                FINANCIAL SERVICES--2.8%
       5,500    Concord EFS Inc.*..............................         159,500
      21,000    Money Store Inc. (The).........................         540,750
       7,500    PMT Services, Inc.*............................         150,000
                                                                    -----------
                                                                        850,250
                                                                    -----------
                FOODS & BEVERAGES--.5%
      10,300    Fine Host Corp.*...............................         149,350
                                                                    -----------

                HEALTH CARE--3.4%
       3,200    Access Health, Inc.*...........................         105,600
       3,500    Clintrials Research Inc.*......................         129,938
      11,700    Omnicare, Inc..................................         318,825
      10,000    Orthodontic Centers of America, Inc.*..........         143,750
      14,800    Physicians Sales & Service, Inc.*..............         314,500
                                                                    -----------
                                                                      1,012,613
                                                                    -----------
                INDUSTRIAL EQUIPMENT--.2%
       2,200    Waters Corporation*............................          68,200
                                                                    -----------

                LEISURE & ENTERTAINMENT--2.3%
      14,800    Cinar Films, Inc. Cl. B*.......................         362,600
      15,000    International Game Technology*.................         316,875

                                                                    -----------
                                                                        679,475
                                                                    -----------
                MEDICAL DEVICES--5.5%
      32,900    CONMED Corporation*............................         567,525
      20,200    Hologic, Inc.*.................................         459,550
       1,000    Intercardia, Inc.*.............................          23,000
       6,000    Mentor Corp....................................         132,750
       4,800    Target Therapeutics, Inc.*.....................         177,600
      10,650    ESC Medical Systems Ltd.*......................         294,205
                                                                    -----------
                                                                      1,654,630
                                                                    -----------
                MEDICAL SERVICES--5.7%
       6,000    American Medical Response Inc.*................         180,000
      13,600    Biopsys Medical Inc.*..........................         232,900
       7,600    CompDent Corp.*................................         261,250
      11,000    Lincare Holdings Inc.*.........................         412,500
       9,362    PhyCor, Inc.*..................................         290,222
       5,300    Quintiles Transnational Corp.*.................         348,475
                                                                    -----------
                                                                      1,725,347
                                                                    -----------
                METALS--.6%
       5,900    Titanium Metals Corporation*...................         181,425
                                                                    -----------

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
ALGER SMALL CAP RETIREMENT PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

October 31, 1996


      SHARES    COMMON STOCKS (Continued)                               VALUE
      ------                                                            -----
                OIL & GAS--.7%
       3,800    CBT Group PLC ADS*.............................       $ 209,000
                                                                    -----------

                PAPER PACKAGING &
                   FOREST PRODUCTS--.5%
       3,600    Sealed Air Corp.*..............................         139,950
                                                                    -----------

                POLLUTION CONTROL--4.9%
      19,500    USA Waste Services, Inc.*......................         624,000
      12,750    U.S. Filter Corp.*.............................         439,875
      11,600    United Waste Systems, Inc.*....................         398,750
                                                                    -----------
                                                                      1,462,625
                                                                    -----------
                RESEARCH--1.0%
      10,000    Gartner Group Inc. Cl. A*......................         307,500
                                                                    -----------

                RESTAURANT & LODGING--1.5%
      18,000    Lone Star Steakhouse & Saloon, Inc.*............        461,250
          99    Outback Steakhouse, Inc.*.......................          2,296
                                                                    -----------
                                                                        463,546
                                                                    -----------
                RETAILING--7.3%
       6,500    Eagle Hardware & Garden, Inc.*..................        186,063
      12,000    Loehmann's, Inc.*...............................        322,500
      10,700    Mossimo, Inc.*..................................        231,387
       5,500    PetsMart Inc.*..................................        148,500
       4,100    Saks Holdings, Inc.*............................        143,500
      23,300    Sports Authority Inc. (The)*....................        565,025
       7,900    Stage Stores, Inc.*.............................        144,175
       4,600    TJX Companies, Inc..............................        184,000
       4,000    Tiffany & Co....................................        148,000
       3,500    West Marine Inc.*...............................        123,375
                                                                    -----------
                                                                      2,196,525
                                                                    -----------
                SEMI-CONDUCTORS--2.7%
      10,200    Maxim Integrated Products, Inc.*................        357,000
       5,000    Microchip Technology Incorporated*..............        181,250
       8,100    Xilinx, Inc.*...................................        265,275
                                                                    -----------
                                                                        803,525
                                                                    -----------

                MISCELLANEOUS--3.5%
       9,600    Loewen Group, Inc...............................        380,400
      13,000    Metromail Corporation*..........................        238,875
       8,000    Rural/Metro Corporation*........................        292,000
       7,000    Veterinary Centers of America Inc.*.............        128,625
                                                                    -----------
                                                                      1,039,900
                                                                    -----------

                Total Common Stocks (Cost $24,593,470)..........     29,201,848
                                                                    -----------


    PRINCIPAL
     AMOUNT     SHORT-TERM CORPORATE NOTES--2.1%                     VALUE
    --------                                                         -----

    $645,000    Bancomer S.A.,
                  5.26%, 11/8/96 (Cost $644,340)...............     $   644,340
                                                                    -----------

   Total Investments
     (Cost $25,237,810)(a).........................      99.3%       29,846,188
   Other Assets in Excess of Liabilities...........        .7           196,547
                                                        -----       -----------
   Net Assets......................................     100.0%      $30,042,735
                                                        =====       ===========


*Non-income producing security.
 (a)At October 31, 1996, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $25,237,810, amounted to $4,608,378, which consisted of aggregate gross unrealized appreciation of $5,862,315 and aggregate gross unrealized depreciation of $1,253,937.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
ALGER SMALL CAP RETIREMENT PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

                                                                                              FROM NOVEMBER 8, 1993
                                                         YEAR ENDED         YEAR ENDED          (COMMENCEMENT OF
                                                         OCTOBER 31,        OCTOBER 31,            OPERATIONS)
                                                           1996               1995           TO OCTOBER 31, 1994(I)
                                                        ------------        -----------      ----------------------
Net asset value, beginning of period ..........          $  17.92           $  10.83               $  10.00
                                                         --------           --------               --------
Net investment (loss) .........................             (0.05)             (0.07)                 (0.07)
Net realized and unrealized gain on investments              1.72               7.23                    .90
                                                         --------           --------               --------
    Total from investment operations ..........              1.67               7.16                    .83
Distributions from net realized gains .........             (1.72)             (0.07)                   --
                                                         --------           --------               --------
Net asset value, end of period ................          $  17.87           $  17.92               $  10.83
                                                         ========           ========               ========
Total Return ..................................              9.2%               66.2%                   8.3%
                                                         ========           ========               ========
Ratios and Supplemental Data:

  Net assets, end of period (000's omitted) ...          $ 30,043            $23,002               $  9,513
                                                         ========           ========               ========
  Ratio of expenses to average net assets .....             1.05%(ii)          1.13%(ii)              1.47%(ii)
                                                         ========           ========               ========
  Ratio of net investment income (loss) to
    average net assets ........................              (.54%)             (.73%)                 (.80%)
                                                         ========           ========               ========
  Portfolio Turnover Rate .....................            182.49%            104.84%                186.76%
                                                         ========           ========               ========

  Average Commission Rate Paid ................          $  .0629
                                                         ========

 (i)Ratios have been annualized; total return has not been annualized.
(ii)Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been 1.03% and 1.06% for the years ended October 31, 1996 and 1995, respectively. The expense ratio for the period ended October 31, 1994 does not reflect the effect of fees offset by earnings credits.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  ALGER MIDCAP GROWTH RETIREMENT PORTFOLIO
  PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

  The Alger MidCap Growth Retirement Portfolio invests in mid-sized companies.

--------------------------------------------------------------------------------
  $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION NOVEMBER 8, 1993
--------------------------------------------------------------------------------


                                     CHART


  The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger MidCap Growth Retirement Portfolio and the S&P MidCap 400 Index on November 8, 1993, the inception date of the Alger MidCap Growth Retirement Portfolio. Figures for the Alger MidCap Growth Retirement Portfolio and the S&P MidCap 400 Index, an unmanaged index of common stocks, include reinvestment of dividends.

--------------------------------------------------------------------------------
    PERFORMANCE COMPARISON THROUGH OCTOBER 31, 1996
--------------------------------------------------------------------------------


                                                          Average Annual Return
                                                             Since Inception
                                     1 Year                      11/8/93
                                    -------------------------------------------
     Alger MidCap Growth
     Retirement Portfolio               6.24%                      24.22%

     S&P MidCap 400 Index              17.35%                      13.65%
                                    -------------------------------------------

  The Portfolio's average annual total returns include changes in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment return and principal will fluctuate and the Portfolio's shares when redeemed may be worth more or less than their original cost.

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
ALGER MIDCAP GROWTH RETIREMENT PORTFOLIO
SCHEDULE OF INVESTMENTS

October 31, 1996

      SHARES    COMMON STOCKS--97.6%                                  VALUE
     -------                                                          -----
                AEROSPACE--2.4%
       2,000    Gulfstream Aerospace Corp.*....................      $   47,250
       4,700    Sundstrand Corp................................         189,175
                                                                     ----------
                                                                        236,425
                                                                     ----------
                APPAREL--1.1%
       2,000    Tommy Hilfiger Corporation*....................         104,000
                                                                     ----------

                COMMUNICATIONS--7.1%
       2,500    EXCEL Communications, Inc.*....................          65,000
       3,200    LCI International Inc.*........................         102,000
       3,400    PictureTel Corp.*..............................          91,800
       4,600    Qualcomm Inc.*.................................         182,850
       2,000    Univision Communications Inc. Cl. A............          67,500
       7,300    WorldCom Inc.*.................................         177,938
                                                                     ----------
                                                                        687,088
                                                                     ----------

                COMMUNICATIONS & EQUIPMENT--6.7%
       1,500    Ascend Communications, Inc.*...................          98,063
       1,000    Cascade Communications Corp.*..................          72,625
       5,400    Cisco Systems, Inc.*...........................         334,125
       2,300    Glenayre Technologies Inc.*....................          59,225
         600    Pairgain Technologies Inc.*....................          41,325
         500    Tellabs, Inc.*.................................          42,563
                                                                     ----------
                                                                        647,926
                                                                     ----------
                COMPUTER RELATED &
                  BUSINESS EQUIPMENT--2.0%
       2,000    Cable Design Technologies Corp.*...............          52,000
       2,100    3 Com Corp.*...................................         142,010
                                                                     ----------
                                                                        194,010
                                                                     ----------
                COMPUTER SOFTWARE--8.9%
       2,500    Compuware Corp.*...............................         131,875
       2,000    Electronics For Imaging Inc.*..................         144,000
      10,000    Informix Corporation*..........................         221,880
       3,500    Medic Computer Systems, Inc.*..................          98,875
       1,500    Parametric Technology Corporation*.............          73,311
       4,000    S3 Incorporated*...............................          75,500
       7,000    Structural Dynamics Research Corp.*............         124,250
                                                                     ----------
                                                                        869,691
                                                                     ----------
                COMPUTER TECHNOLOGY--3.4%
       3,800    Adaptec, Inc.*.................................         231,325
       3,600    Sterling Commerce, Inc.*.......................         101,250
                                                                     ----------
                                                                        332,575
                                                                     ----------
                CONSUMER PRODUCTS--3.0%
       6,750    CUC International Inc.*........................         165,375
       5,000    Oakley, Inc.*..................................          74,375
       1,100    Tyco International Ltd.........................          54,588
                                                                     ----------
                                                                        294,338
                                                                     ----------
                FINANCIAL SERVICES--7.9%
       3,400    Equifax Inc....................................         101,150
       2,000    First Data Corporation.........................         159,500
       3,000    Green Tree Financial Corp.*....................         118,875
      11,500    Money Store Inc. (The).........................         296,125
       3,800    Schwab (Charles) Corporation (The).............          95,000
                                                                     ----------
                                                                        770,650
                                                                     ----------
                FOOD CHAINS--.5%
       1,200    Safeway Inc.*..................................          51,450
                                                                     ----------

                HEALTH CARE--2.8%
       2,200    Access Health, Inc.*...........................          72,600
       2,000    Boston Scientific Corp.*.......................         108,750
       1,900    Guidant Corp...................................          87,638
                                                                     ----------
                                                                        268,988
                                                                     ----------
                INDUSTRIAL EQUIPMENT--.4%
       1,000    Smith International Inc........................          38,000
                                                                     ----------

                LEISURE & ENTERTAINMENT--4.3%
      12,500    International Game Technology..................         264,063
       7,000    Mirage Resorts, Incorporated*..................         154,000
                                                                     ----------
                                                                        418,063
                                                                     ----------
                MACHINERY--.9%
       1,800    Case Corp......................................          83,700
                                                                     ----------
                MANUFACTURING--.7%
       3,400    American Power Conversion Corp.*...............          72,675
                                                                     ----------

                MEDICAL DEVICES--1.7%
       2,500    Hologic, Inc.*.................................          56,875
       2,000    Target Therapeutics, Inc.*.....................          74,000
       1,500    VISX, Incorporated*............................          37,875
                                                                     ----------
                                                                        168,750
                                                                     ----------
                MEDICAL SERVICES--.6%
       2,000    PhyCor, Inc.*..................................          62,000
                                                                     ----------

                METALS--1.3%
       4,100    Titanium Metals Corporation*...................         126,075
                                                                     ----------

                OIL & GAS--4.2%
       1,900    Halliburton Co.................................         107,588
       4,000    Input/Output Inc.*.............................         119,000
       1,500    MGIC Investment Corp.*.........................         102,938
       1,700    Tidewater Inc..................................          74,375
                                                                     ----------
                                                                        403,901
                                                                    ----------
                PAPER PACKAGING &
                  FOREST PRODUCTS--1.6%
       4,000    Sealed Air Corp.*..............................         155,500
                                                                     ----------

                POLLUTION CONTROL--4.3%
       6,600    USA Waste Services, Inc.*......................         211,200
       6,000    United Waste Systems, Inc.*....................         206,250
                                                                     ----------
                                                                        417,450
                                                                     ----------
                RESEARCH--.5%
       1,500    Gartner Group Inc. Cl. A*......................          46,125
                                                                     ----------

                RESTAURANTS & LODGING--5.3%
       3,200    Boston Chicken Inc.*...........................         116,400
       2,000    Landry's Seafood Restaurants, Inc.*............          41,000
      11,700    Lone Star Steakhouse & Saloon, Inc.*...........         299,813
       2,300    Outback Steakhouse, Inc.*......................          53,330
                                                                     ----------
                                                                        510,543
                                                                     ----------
                RETAILING--14.4%
       3,500    Cintas Corp....................................         203,875
       5,000    Dollar General Corp............................         138,750
       3,200    Gucci Group N.V................................         220,800
       1,500    Neiman Marcus Group, Inc. (The)*...............          48,938
       3,000    Nine West Group Inc.*..........................         149,625
      15,250    OfficeMax, Inc.*...............................         205,875
       2,800    PetsMart, Inc.*................................          75,600
       1,500    Rite Aid Corp..................................          51,000
       1,400    Saks Holdings, Inc.*...........................          49,000
       8,750    Sports Authority Inc. (The)*...................         212,188
       1,200    TJX Companies, Inc.............................          48,000
                                                                     ----------
                                                                      1,403,651
                                                                     ----------

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
ALGER MIDCAP GROWTH RETIREMENT PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

October 31, 1996


      SHARES    COMMON STOCKS (Continued)                               VALUE
     -------                                                            -----
                SEMI-CONDUCTORS--5.3%
       3,900    Altera Corporation*............................       $ 241,800
       1,500    Maxim Integrated Products, Inc.*...............          52,500
       2,800    Microchip Technology Incorporated*.............         101,500
       3,600    Xilinx, Inc.*..................................         117,900
                                                                     ----------
                                                                        513,700
                                                                     ----------
                TRANSPORTATION--.7%
       2,500    Coach USA Inc.*................................          68,125
                                                                     ----------

                MISCELLANEOUS--5.6%
       5,500    Loewen Group Inc...............................         217,938
      11,600    Service Corporation International..............         330,600
                                                                     ----------
                                                                        548,538
                                                                     ----------
                Total Common Stocks
                  (Cost $8,251,378)............................       9,493,937
                                                                     ----------
                 PREFERRED STOCK--1.1%
                 COMMUNICATIONS
       2,300    Nokia Corporation, ADR
                  (Cost $105,639)..............................         106,663
                                                                     ----------

   Total Investments
     (Cost $8,357,017)(a)........................        98.7%        9,600,600
   Other Assets in Excess of Liabilities ........         1.3           125,323
                                                        ------      -----------
   Net Assets....................................       100.0%      $ 9,725,923
                                                        =====       ===========

  *Non-income producing security.
(a)At October 31, 1996, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $8,357,017, amounted to $1,243,583 which consisted of aggregate gross unrealized appreciation of $1,581,890 and aggregate gross unrealized depreciation of $338,307.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
ALGER MIDCAP GROWTH RETIREMENT PORTFOLIO
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period


                                                                                                            FROM NOVEMBER 8, 1993
                                                                 YEAR ENDED                YEAR ENDED          (COMMENCEMENT OF
                                                                 OCTOBER 31,               OCTOBER 31,            OPERATIONS)
                                                                     1996                      1995          TO OCTOBER 31, 1994(I)
                                                               ----------------            ------------        --------------------
Net asset value, beginning of period ........................    $      16.34               $     11.66          $      10.00
                                                                 ------------              ------------          -------------
Net investment (loss) .......................................           (0.07)                    (0.07)                 (0.09)
Net realized and unrealized gain on investments .............            1.09                      6.07                   1.75
                                                                 ------------              ------------          -------------
       Total from investment operations .....................            1.02                      6.00                   1.66
Distributions from net realized gains .......................           (2.88)                    (1.32)                    --
                                                                 ------------              ------------          -------------
Net asset value, end of period ..............................    $      14.48              $      16.34           $      11.66
                                                                 ============              ============          =============
Total Return ................................................             6.2%                     54.1%                  16.6%
                                                                 ============              ============          =============

                    Ratios and Supplemental Data:
       Net assets, end of period (000's omitted) ............    $      9,726              $     10,914           $      6,774
                                                                 ============              ============          =============
       Ratio of expenses to average net assets ..............            1.16%(ii)                 1.23%(ii)              1.53%(ii)
                                                                 ============              ============          =============
       Ratio of net investment income (loss) to
         average net assets .................................            (.45%)                    (.69%)                 (.89%)
                                                                 ============              ============          =============
       Portfolio Turnover Rate ..............................          170.21%                   132.74%                134.06%
                                                                 ============              ============          =============
       Average Commission Rate Paid..........................    $      .0682
                                                                 ============

 (i) Ratios have been annualized; total return has not been annualized.
(ii) Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been 1.14% and 1.16% for the years ended October 31, 1996 and 1995, respectively. The expense ratio for the period ended October 31, 1994 does not reflect the effect of fees offset by earnings credits.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
  ALGER CAPITAL  APPRECIATION  RETIREMENT PORTFOLIO
  PORTFOLIO HIGHLIGHTS THROUGH OCTOBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------

  The Alger Capital Appreciation Retirement Portfolio focuses on companies with promising growth potential while using some special investment tools such as leveraging and options and futures transactions.

--------------------------------------------------------------------------------
  $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION NOVEMBER 8, 1993
--------------------------------------------------------------------------------



                                     CHART



  The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Retirement Portfolio and the S&P 500 Index on November 8, 1993, the inception date of the Alger Capital Appreciation Retirement Portfolio. Figures for the Portfolio and the S&P 500 Index, an unmanaged index of common stocks, include reinvestment of dividends.

--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON THROUGH OCTOBER 31, 1996
--------------------------------------------------------------------------------

                                                          Average Annual Return
                                                             Since Inception
                                             1 Year              11/8/93
                                          -------------------------------------
      Alger Capital Appreciation
      Retirement Portfolio                    6.11%              18.33%

      S&P 500 Index                          24.10%              17.89%
                                          -------------------------------------

  The Portfolio's average annual total returns include changes in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment return and principal will fluctuate and the Portfolio's shares when redeemed may be worth more or less than their original cost.

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
ALGER CAPITAL APPRECIATION RETIREMENT PORTFOLIO
SCHEDULE OF INVESTMENTS

October 31, 1996

      SHARES    COMMON STOCKS--99.5%                                   VALUE
      ------                                                           -----
                AEROSPACE--4.8%
       1,700    Boeing Company (The)...........................     $   162,138
       1,500    Gulfstream Aerospace Corp.*....................          35,438
       1,500    Sundstrand Corp................................          60,375
       3,000    Wyman Gordon Co.*..............................          66,000
                                                                    -----------
                                                                        323,951
                                                                    -----------
                APPAREL--.9%
       1,100    Tommy Hilfiger Corporation*....................          57,200
                                                                    -----------
                BIO-TECHNOLOGY--3.2%
       2,500    BioChem Pharma Inc.*...........................         106,563
       5,000    CellPro Incorporated*..........................          58,750
       1,700    Centocor, Inc.*................................          49,938
                                                                    -----------
                                                                        215,251
                                                                    -----------
                CHEMICALS--2.8%
       4,800    Monsanto Co....................................         190,200
                                                                    -----------
                COMMUNICATIONS--5.0%
       2,000    EXCEL Communications Inc.*.....................          52,000
       1,400    LCI International Inc.*........................          44,625
         600    Lucent Technologies Inc........................          28,200
         900    MFS Communications Co. Inc.*...................          45,113
       1,000    PictureTel Corp.*..............................          27,000
         900    Telecomunicacoes Brasileiras S.A. ADR..........          67,050
       2,900    WorldCom Inc.*.................................          70,688
                                                                    -----------
                                                                        334,676
                                                                    -----------
                COMMUNICATIONS  EQUIPMENT--14.8%
       3,200    Ascend Communications, Inc.*...................         209,200
         900    Cascade Communications Corp.*..................          65,363
       4,200    Cisco Systems, Inc.*...........................         259,875
       2,450    Glenayre Technologies Inc.*....................          63,088
       1,500    Pairgain Technologies Inc.*....................         103,313
       3,400    Tellabs, Inc.*.................................         289,425
                                                                    -----------
                                                                        990,264
                                                                    -----------
                COMPUTER RELATED &
                  BUSINESS EQUIPMENT--5.4%
       1,600    Network Appliance, Inc.*.......................          56,000
       1,600    Sun Microsystems, Inc.*........................          97,600
       2,600    3 Com Corp.*...................................         175,825
         700    Xerox Corp.....................................          32,463
                                                                    -----------
                                                                        361,888
                                                                    -----------
                COMPUTER SERVICES--3.3%
       2,200    International Network Services*................          78,650
       2,500    Paychex, Inc...................................         142,500
                                                                    -----------
                                                                        221,150
                                                                    -----------
                COMPUTER SOFTWARE--12.1%
       2,500    Compuware Corp.*...............................         131,875
       2,000    Electronics For Imaging Inc.*..................         144,000
       2,400    HBO & Company..................................         144,300
       6,100    Informix Corporation*..........................         135,347
         500    Microsoft Corporation*.........................          68,625
       2,400    Learning Company Inc. (The)*...................          48,750
       1,600    Parametric Technology Corporation*.............          78,200
       3,400    Structural Dynamics Research Corp.*............          60,350
                                                                    -----------
                                                                        811,447
                                                                    -----------
                COMPUTER TECHNOLOGY--4.2%
       1,700    Adaptec, Inc.*.................................         103,488
       2,000    Citrix Systems, Inc.*..........................         110,500
       2,300    Sterling Commerce, Inc.*.......................          64,688
                                                                    -----------
                                                                        278,676
                                                                    -----------
                DEFENSE--1.3%
       1,000    Lockheed Martin Corp...........................          89,625
                                                                    -----------

                ENERGY & ENERGY SERVICES--2.1%
       1,400    Schlumberger Ltd...............................         138,775
                                                                    -----------
                FINANCIAL SERVICES--7.6%
       1,300    Chase Manhattan Corp...........................         111,475
       1,100    Citicorp.......................................         108,900
       2,000    First Data Corporation.........................         159,500
       5,000    Money Store Inc. (The).........................         128,750
                                                                    -----------
                                                                        508,625
                                                                    -----------
                FOOD CHAINS--.5%
         800    Safeway Inc.*..................................          34,300
                                                                    -----------
                HEALTHCARE--1.7%
       1,600    Eli Lilly & Company............................         112,800
                                                                    -----------
                INSURANCE--2.0%
       1,200    American International Group, Inc..............         130,350
                                                                    -----------
                LEISURE & ENTERTAINMENT--2.4%
       4,900    International Game Technology..................         103,511
       2,700    Mirage Resorts, Incorporated*..................          59,400
                                                                    -----------
                                                                        162,911
                                                                    -----------
                MEDICAL SERVICES--3.5%
       1,400    ESC Medical Systems Ltd........................          38,675
       1,100    Hologic, Inc.*.................................          25,025
       3,000    PhyCor, Inc.*..................................          93,000
       2,000    Target Therapeutics, Inc.*.....................          74,000
                                                                    -----------
                                                                        230,700
                                                                    -----------
                METALS--.6%
       1,400    Titanium Metals Corporation*...................          43,050
                                                                    -----------
                OIL & GAS--1.9%
         600    Halliburton Co.................................          33,975
       2,000    Input/Output Inc.*.............................          59,500
         800    Tidewater Inc..................................          35,000
                                                                    -----------
                                                                        128,475
                                                                    -----------
                PHARMACEUTICALS--2.7%
       1,500    Astra AB-Sponsored ADS Ser A...................          68,811
         300    Bristol Myers Squibb Co........................          31,725
       1,000    Pfizer Inc.....................................          82,750
                                                                    -----------
                                                                        183,286
                                                                    -----------
                POLLUTION CONTROL--1.4%
       3,000    USA Waste Services, Inc.*......................          96,000
                                                                    -----------
                RESEARCH--.8%
       1,700    Gartner Group Inc. Cl. A*......................          52,275
                                                                    -----------

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
ALGER CAPITAL APPRECIATION RETIREMENT PORTFOLIO
SCHEDULE OF INVESTMENTS

October 31, 1996

      SHARES    COMMON STOCKS (CONTINUED)                              VALUE
      ------                                                           -----
                RETAILING--6.3%
       2,000    Dollar General Corp............................    $    55,500
       2,200    Gucci Group N.V................................        151,800
       1,800    Home Depot, Inc................................         98,550
       1,500    Nine West Group Inc.*..........................         74,811
       1,100    TJX Companies, Inc.............................         44,000
                                                                   -----------
                                                                       424,661
                                                                   -----------
                SEMI-CONDUCTORS--4.3%
       1,300    Altera Corporation*............................         80,600
       1,900    Intel Corp.....................................        208,762
                                                                   -----------
                                                                       289,362
                                                                   -----------
                MISCELLANEOUS--3.9%
       4,400    Loewen Group Inc...............................        174,350
       3,000    Service Corporation International..............         85,500
                                                                   -----------
                                                                       259,850
                                                                   -----------

                Total Common Stocks (Cost $5,671,183)..........      6,669,748
                                                                   -----------

                PREFERRED STOCK--.6%
                COMMUNICATIONS
         800    Nokia Corporation, ADR
                  (Cost $37,735)...............................         37,100
                                                                   -----------

   Total Investments (Cost $5,708,918)(a)..........    100.1%        6,706,848
   Liabilities in Excess of Other Assets...........      (.1)           (3,477)
                                                       -----        ----------

   Net Assets   ...................................    100.0%       $6,703,371
                                                       =====        ==========

  *Non-income producing security.

(a)At October 31, 1996, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $5,708,918, amounted to $997,930 which consisted of aggregate gross unrealized appreciation of $1,127,090 and aggregate gross unrealized depreciation of $129,160.

                       See Notes to Financial Statements.


-----------------------------------------------------------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
ALGER CAPITAL APPRECIATION RETIREMENT PORTFOLIO(I)
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period
                                                                                                           FROM NOVEMBER 8, 1993
                                                              YEAR ENDED               YEAR ENDED             (COMMENCEMENT OF
                                                              OCTOBER 31,              OCTOBER 31,               OPERATIONS)
                                                                 1996                     1995             TO OCTOBER 31, 1994(II)
                                                              -----------             -------------        -----------------------
Net asset value, beginning of period .....................  $      12.72              $      10.08             $       10.00
                                                            ------------              ------------             -------------
Net investment (loss) ....................................         (0.07)                    (0.19)                    (0.23)
Net realized and unrealized gain on investments ..........          0.83                      5.30                      0.31
                                                            ------------              ------------             -------------
       Total from investment operations ..................          0.76                      5.11                      0.08
Distributions from net realized gain .....................         (3.60)                    (2.47)                       --
                                                            ------------              ------------             -------------
Net asset value, end of period ...........................  $       9.88              $      12.72             $       10.08
                                                            ============              ============             =============
Total Return .............................................           6.1%                     54.4%                      0.8%
                                                            ============              ============             =============

                    Ratios and Supplemental Data:
       Net assets, end of period (000's omitted) .........  $      6,703              $      8,116             $       5,251
                                                            ============              ============             =============
       Ratio of expenses excluding interest to
         average net assets ..............................          1.37%                     1.43%                     1.78%
                                                            ============              ============             =============
       Ratio of expenses including interest to
         average net assets...............................          1.44%(iii)                2.70%(iii)                2.87%(iii)
                                                            ============              ============             =============
       Ratio of net investment income (loss) to
         average net assets ..............................         (0.94%)                   (2.32%)                   (2.53%)
                                                            ============              ============             =============
Portfolio Turnover Rate ..................................        203.46%                   188.53%                   229.11%
                                                            ============              ============             =============
Average Commission Rate Paid .............................  $      .0668                        --                        --
                                                            ============              ============             =============
Debt outstanding at end of period ........................  $         --              $    302,600             $     955,600
                                                            ============              ============             =============
Average amount of debt outstanding during
  the period .............................................  $     62,130              $    939,600             $     826,076
                                                            ============              ============             =============
Average daily number of shares outstanding
  during the period.......................................       595,051                   565,805                   515,270
                                                            ============              ============             =============
Average amount of debt per share during
  the period .............................................  $        .10              $       1.66             $       1.60
                                                            ============              ============             =============


  (i)Prior to April 12, 1996, the Alger Capital Appreciation Retirement Portfolio was the Alger Defined Contribution Leveraged AllCap Portfolio.

 (ii)Ratios have been annualized; total return has not been annualized.

(iii)Reflects total expenses, including fees offset by earnings credits. The expense ratio net of earnings credits would have been 1.42% and 2.66% for the years ended October 31, 1996 and October 31, 1995, respectively. The expense ratio for the period ended October 31, 1994 does not reflect the effect of fees offset by earnings credits.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
STATEMENTS OF ASSETS AND LIABILITIES

October 31, 1996

                                                                                              MIDCAP         CAPITAL
                                                              GROWTH        SMALL CAP         GROWTH       APPRECIATION
                                                            PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                            ---------       ---------       ---------       ---------
ASSETS:
Investments in securities, at value (identified cost*)-
  see accompanying schedules of investments ...........   $ 11,166,563     $29,846,188      $9,600,600    $  6,706,848
Cash ..................................................          1,604          35,255          84,330          64,772
Receivable for investment securities sold .............        381,582         491,625         140,773         421,245
Receivable for shares of beneficial interest sold .....          6,784         256,323           8,361           6,533
Dividends receivable ..................................          2,795             450             565             962
Prepaid expenses and other assets .....................          3,685           5,555           3,697           3,566
                                                          ------------    ------------    ------------    ------------
    Total Assets ......................................     11,563,013      30,635,396       9,838,326       7,203,926
                                                          ------------    ------------    ------------    ------------
LIABILITIES:
Payable for investment securities purchased ...........        217,013         550,384          92,300         482,313
Accrued investment management fees ....................          7,287          21,978           6,773           4,916
Accrued expenses ......................................         13,557          20,299          13,330          13,326
                                                          ------------    ------------    ------------    ------------
    Total Liabilities .................................        237,857         592,661         112,403         500,555
                                                          ------------    ------------    ------------    ------------
NET ASSETS ............................................   $ 11,325,156     $30,042,735     $9,725,923     $  6,703,371
                                                          ============    ============    ============    ============
Net Assets Consist of:
  Paid-in capital .....................................   $  7,789,930     $21,221,689      $6,023,276    $  4,731,419
  Undistributed net investment income
    (accumulated loss) ................................        (55,121)       (315,635)       (153,744)       (338,035)
  Undistributed net realized gain .....................      1,991,439       4,528,303       2,612,808       1,312,057
  Net unrealized appreciation .........................      1,598,908       4,608,378       1,243,583         997,930
                                                          ------------    ------------    ------------    ------------
NET ASSETS ............................................   $ 11,325,156     $30,042,735     $9,725,923     $  6,703,371
                                                          ============    ============    ============    ============

Shares of beneficial interest outstanding--Note 6 .....      1,214,656       1,681,292         671,612         678,556
                                                          ============    ============    ============    ============

NET ASSET VALUE PER SHARE .............................   $       9.32    $      17.87    $      14.48    $       9.88
                                                          ============    ============    ============    ============

*Identified cost ......................................   $  9,567,655    $25,237,810     $8,357,017      $  5,708,918
                                                          ============    ============    ============    ============


                                           See Notes to Financial Statements.

                                                                              20

THE ALGER RETIREMENT FUND
STATEMENTS OF OPERATIONS

For the year ended October 31, 1996

                                                                                         MIDCAP        CAPITAL
                                                            GROWTH      SMALL CAP        GROWTH     APPRECIATION
                                                          PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO*
                                                          ---------     ---------      ---------     ----------
 INVESTMENT INCOME
 Income:
   Dividends ........................................   $    73,086    $     5,316    $    14,168    $    15,567
   Interest .........................................        39,699        123,973         54,969         17,457
                                                        -----------    -----------    -----------    -----------
     Total income ...................................       112,785        129,289         69,137         33,024
                                                        -----------    -----------    -----------    -----------
 Expenses:

   Management fees--Note 3(a) .......................        87,258        223,623         80,088         58,658
   Interest on line of credit utilized--Note 5 ......          --             --             --            5,417
   Custodian fees ...................................         9,473         13,915          9,114          9,289
   Transfer agent fees--Note 3(c) ...................         2,500          2,500          2,500          2,500
   Professional fees ................................         9,425          9,425          9,425          9,425
   Trustees' fees ...................................         6,000          6,000          6,000          6,000
   Miscellaneous ....................................        10,136         21,383          9,274          8,338
                                                        -----------    -----------    -----------    -----------

                                                            124,792        276,846        116,401         99,627
  Less, earnings credits--Note 2(e) .................        (1,825)        (4,868)        (1,949)        (1,670)
                                                        -----------    -----------    -----------    -----------
     Total net expenses .............................       122,967        271,978        114,452         97,957
                                                        -----------    -----------    -----------    -----------
NET INVESTMENT (LOSS) ...............................      (10,182)      (142,689)       (45,315)       (64,933)
                                                        -----------    -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
   Net realized gain on investments .................     1,959,971      4,416,600      2,505,853      1,069,584
   Net change in unrealized appreciation (depreciation)
      on investments ................................      (897,060)    (1,945,398)    (1,800,673)      (565,660)
                                                        -----------    -----------    -----------    -----------
   Net realized and unrealized gain (loss)
     on investments .................................     1,062,911      2,471,202        705,180        503,924
                                                        -----------    -----------    -----------    -----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ................................   $ 1,052,729    $ 2,328,513    $   659,865    $   438,991
                                                        ===========    ===========    ===========    ===========

* Prior to April 12, 1996, the Alger Capital  Appreciation  Retirement  Portfolio  was the Alger Defined
  Contribution Leveraged AllCap Portfolio.

                                           See Notes to Financial Statements.

                                                           21

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
ALGER CAPITAL APPRECIATION RETIREMENT PORTFOLIO*

STATEMENT OF CASH FLOWS

For the year ended October 31, 1996
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH:
Cash flows from operating activities:
  Dividends received ..........................................   $     14,797
  Interest received ...........................................         17,457
  Interest paid ...............................................        (12,156)
  Operating expenses paid .....................................        (94,276)
  Purchase of investment securities ...........................    (13,470,929)
  Proceeds from disposition of investment securities ..........     15,590,134
  Other .......................................................         (1,002)
                                                                  ------------
    Net cash provided by operating activities .................      2,044,025
                                                                  ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Dividends paid ..............................................     (1,765,311)

  Proceeds from shares sold and dividends reinvested ..........      2,350,850
  Payments on shares redeemed .................................     (2,440,328)
  Repayment of  bank borrowings ...............................       (302,600)
                                                                  ------------
    Net cash used in financing activities .....................     (2,157,389)
                                                                  ------------
Net decrease in cash ..........................................       (113,364)
Cash--beginning of year .......................................        178,136
                                                                  ------------
Cash--end of year .............................................   $     64,772
                                                                  ============

Reconciliation of net increase in net assets to net cash provided by operating activities:

  Net increase in net assets resulting from operations ........   $    438,991
  Decrease in investments .....................................      1,672,393
  Decrease in receivable for investment securities sold .......        242,243
  Increase in dividends receivable ............................           (770)
  Increase in payable for investment securities purchased .....        204,569
  Net realized gain on investments ............................     (1,069,584)
  Net decrease in unrealized appreciation on investments ......        565,660
  Decrease in accrued expenses and other liabilities ..........         (9,178)
  Net increase in other assets ................................           (299)
                                                                  ------------
    Net cash provided by operating activities .................   $  2,044,025
                                                                  ============

*Prior to April 12, 1996, the Alger Capital Appreciation Retirement Portfolio was the Alger Defined Contribution Leveraged AllCap Portfolio.

                       See Notes to Financial Statements.


----------------------------------------------------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

For the year ended October 31, 1996

                                                                                                  MIDCAP         CAPITAL
                                                                  GROWTH         SMALL CAP         GROWT       APPRECIATION
                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO*
                                                                 ---------       ---------       ---------      ----------
Net investment (loss) .......................................  $    (10,182)   $   (142,689)   $    (45,315)   $    (64,933)

Net realized gain on investments ............................     1,959,971       4,416,600       2,505,853       1,069,584
Net change in unrealized (depreciation)
  on investments ............................................      (897,060)     (1,945,398)     (1,800,673)       (565,660)
                                                                ------------    ------------    ------------    ------------
Net increase in net assets resulting from operations ........     1,052,729       2,328,513         659,865         438,991
Dividends to Shareholders:
  Net realized gains ........................................    (2,895,406)     (2,507,225)     (1,618,472)     (1,765,311)
Net increase (decrease) from shares of beneficial
  interest transactions--Note 6 .............................       126,096       7,219,881        (229,799)        (86,328)
                                                                ------------    ------------    ------------    ------------
    Total increase (decrease) ...............................    (1,716,581)      7,041,169      (1,188,406)     (1,412,648)
Net Assets:
  Beginning of year .........................................     13,041,737      23,001,566      10,914,329       8,116,019
                                                                ------------    ------------    ------------    ------------
  End of year ...............................................   $ 11,325,156    $ 30,042,735    $  9,725,923    $  6,703,371
                                                                ============    ============    ============    ============
Undistributed net investment income (accumulated loss) ......   $    (55,121)   $   (315,635)   $   (153,744)   $   (338,035)
                                                                ============    ============    ============    ============


-----------------------------------------------------------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

For the year ended October 31, 1995
                                                                                                   MIDCAP         CAPITAL
                                                                   GROWTH         SMALL CAP         GROWT       APPRECIATION
                                                                  PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO*
                                                                  ---------       ---------       ---------      ----------
Net investment (loss) .....................................     $    (19,837)   $   (112,030)   $    (56,941)   $   (151,263)
Net realized gain on investments ...........................       2,914,058       2,620,966       1,676,799       1,934,036
Net change in unrealized appreciation
  on investments ...........................................         617,050       5,485,820       2,165,746       1,097,196
                                                                ------------    ------------    ------------    ------------
  Net increase in net assets resulting from operations  ....       3,511,271       7,994,756       3,785,604       2,879,969
Dividends to Shareholders:
  Net realized gains .......................................      (2,104,329)        (75,100)       (790,355)     (1,300,367)
Net increase from shares of beneficial
  interest transactions--Note 6 ............................       2,270,180       5,569,368       1,145,072       1,285,910
                                                                ------------    ------------    ------------    ------------
    Total increase .........................................       3,677,122      13,489,024       4,140,321       2,865,512
Net Assets:
  Beginning of year ........................................       9,364,615       9,512,542       6,774,008       5,250,507
                                                                ------------    ------------    ------------    ------------
  End of year ..............................................    $ 13,041,737    $23,001,566     $ 10,914,329    $  8,116,019
                                                                ============    ============    ============    ============
Undistributed net investment income (accumulated loss) .....    $    (44,939)   $   (172,946)   $   (108,429)   $   (273,102)
                                                                ============    ============    ============    ============


* Prior to April 12, 1996, the Alger Capital Appreciation Retirement Portfolio was the Alger Defined Contribution Leveraged
  AllCap Portfolio.

                                                    See Notes to Financial Statements.

                                                                  23

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

       The Alger Retirement Fund (the "Fund"), (which was The Alger Defined Contribution Trust prior to April 12, 1996), is a diversified, open-end registered investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company and currently issues four classes of shares of beneficial interest --Growth Portfolio, Small Cap Portfolio, MidCap Growth Portfolio and Capital Appreciation Portfolio (the "Portfolios"). Prior to April 12, 1996, the Capital Appreciation Portfolio was the Leveraged AllCap Portfolio.

NOTE 2--Significant Accounting Policies:

     (a) Investment Valuation: Investments of the Portfolios are valued on each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (currently 4:00 p.m. Eastern time). Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

       Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

       Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

       (b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

       (c) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-dividend date. With respect to all Portfolios, dividends from net investment income and dividends from net realized gains, offset by any loss carry forward, are declared and paid annually after the end of the fiscal year in which earned.

       (d) Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Each Portfolio is treated as a separate entity for the purpose of determining such compliance.

       (e) Expenses: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them. Organizational expenses are being amortized from the date operations commenced over a five year period. The Fund's custodian fees have been reduced as a result of earnings credits received on overnight cash balances. Balances left on deposit with the custodian preclude their use elsewhere.

       (f) Other: These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estmates.

NOTE 3--Investment Management Fees and Other Transactions with Affiliates:

       (a) Investment Management Fees: Fees incurred by each Portfolio, pursuant to the provisions of Investment Management Agreements (the "Agreements") with Fred Alger Management, Inc. ("Alger Management"), are payable monthly and computed based on the value of the average daily net assets of each Portfolio at the following annual rates:

  Growth Portfolio....................................................   .75%
  Small Cap Portfolio.................................................   .85
  MidCap Growth Portfolio.............................................   .80
  Capital Appreciation Portfolio......................................   .85

       (b) Brokerage Commissions: During the year ended October 31, 1996, the Growth Portfolio, the Small Cap Portfolio, the MidCap Growth Portfolio and the Capital Appreciation Portfolio paid Fred Alger & Company, Incorporated ("Alger Inc."), the Fund's distributor, commissions of $28,583, $38,665, $24,886 and $14,904, respectively, in connection with securities transactions.

       (c) Transfer Agent Fees: Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, serves as transfer agent for the Fund. During the year ended October 31, 1996, each Portfolio incurred fees of $2,500 for services provided by Alger Services.

       (d) Other Transactions With Affiliates: Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Alger Services. At October 31, 1996, Alger Management and its affiliates owned 1,214,656 shares, 561,218 shares, 671,612 shares and 678,556 shares of the Growth Portfolio, the Small Cap Portfolio, the MidCap Growth Portfolio and the Capital Appreciation Portfolio, respectively.

NOTE 4--Securities Transactions:

       The following summarizes the securities transactions by the Fund, other than short-term securities, for the year ended October 31, 1996:

                                                     PURCHASES         SALES
                                                     ---------         -----
Growth Portfolio ...............................    $15,659,523     $18,406,111
Small Cap Portfolio ............................     49,363,504      44,317,764
MidCap Growth Portfolio ........................     15,432,612      16,946,212
Capital Appreciation Portfolio .................     13,675,498      15,347,926

--------------------------------------------------------------------------------
THE ALGER RETIREMENT FUND
NOTES TO FINANCIAL STATEMENTS Continued)

NOTE 5--Short-Term Borrowings:


       The Capital Appreciation Portfolio has a line of credit with a bank whereby it may borrow up to 1/3 of its assets, as defined, up to a maximum of $20,000,000. Such borrowings have a variable interest rate and are payable on demand. For the year ended October 31, 1996, the Portfolio had borrowings which averaged $62,130 at a weighted average interest rate of 8.58%.

    NOTE 6--Share Capital:

       The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four classes of shares.

       During the year ended October 31, 1996, transactions of shares of beneficial interest were as follows:

                                                   SHARES              AMOUNT
                                                   ------              ------
Growth Portfolio
  Shares sold                                       61,014         $   717,882
  Dividends reinvested                             315,748           2,895,406
                                                 ---------         -----------
                                                   376,762           3,613,288
  Shares redeemed                                 (281,860)         (3,487,192)
                                                 ---------         -----------
  Net increase                                      94,902         $   126,096
                                                 =========         ===========

Small Cap Portfolio
  Shares sold                                      567,108         $10,311,184
  Dividends reinvested                             138,215           2,507,225
                                                 ---------         -----------
                                                   705,323          12,818,409
  Shares redeemed                                 (307,294)         (5,598,528)
                                                 ---------         -----------
  Net increase                                     398,029         $ 7,219,881
                                                 =========         ===========

MidCap Growth Portfolio
  Shares sold                                       50,525         $   813,902
  Dividends reinvested                             111,850           1,618,472
                                                  ---------        ------------
                                                   162,375           2,432,374
  Shares redeemed                                 (158,661)         (2,662,173)
                                                 ---------         -----------
  Net increase (decrease)                            3,714         $  (229,799)
                                                 =========         ===========

Capital Appreciation Portfolio
  Shares sold                                       53,444         $   588,689
  Dividends reinvested                             179,584           1,765,311
                                                 ---------         -----------
                                                   233,028           2,354,000
  Shares redeemed                                 (192,540)         (2,440,328)
                                                 ---------         -----------
  Net increase (decrease)                           40,488         $   (86,328)
                                                 =========         ===========

       During the year ended October 31, 1995, transactions of shares of beneficial interest were as follows:

                                                    SHARES            AMOUNT
                                                    ------            ------
Growth Portfolio
  Shares sold                                       15,649         $   171,231
  Dividends reinvested                             202,145           2,104,329
                                                 ---------         -----------
                                                   217,794           2,275,560
  Shares redeemed                                     (470)             (5,380)
                                                 ---------         -----------
  Net increase                                     217,324         $ 2,270,180
                                                 =========         ===========

Small Cap Portfolio
  Shares sold                                      422,015         $ 5,804,623
  Dividends reinvested                               5,085              75,100
                                                 ---------         -----------
                                                   427,100           5,879,723
  Shares redeemed                                  (21,812)           (310,355)
                                                 ---------         -----------
  Net increase                                     405,288         $ 5,569,368
                                                 =========         ===========

MidCap Growth Portfolio
  Shares sold                                       27,857         $   369,295
  Dividends reinvested                              59,875             790,355
                                                 ---------         -----------
                                                    87,732           1,159,650
  Shares redeemed                                   (1,007)            (14,578)
                                                 ---------         -----------
  Net increase                                      86,725         $ 1,145,072
                                                 =========         ===========

Capital Appreciation Portfolio
  Shares sold                                       14,786         $   163,455
  Dividends reinvested                             117,787           1,300,367
                                                 ---------         -----------
                                                   132,573           1,463,822
  Shares redeemed                                  (15,285)           (177,912)
                                                 ---------         -----------
  Net increase                                     117,288         $ 1,285,910
                                                 =========         ===========

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

THE ALGER RETIREMENT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

To the Shareholders and Board of Trustees of The Alger Retirement Fund:

       We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Retirement Fund (a Massachusetts business trust comprising, respectively, the Alger Growth Retirement Portfolio, Alger Small Cap Retirement Portfolio, Alger MidCap Growth Retirement Portfolio, and Alger Capital Appreciation Retirement Portfolio) as of October 31, 1996, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period ended October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Alger Retirement Fund as of October 31, 1996, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period ended October 31, 1994, in conformity with generally accepted accounting principles.


                                          ARTHUR ANDERSEN LLP

New York, New York
December 16, 1996